Exhibit 10.45

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMAITON FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Dr., 10th Floor Costa Mesa, CA 92626 Attn: Mathew B. Holbrook

JUNIOR DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (515 CONGRESS PROJECT)

KBSIII 515 CONGRESS, LLC, a Delaware limited liability company, as grantor (Grantor)

to

JAMES A. JOHNSON, an individual, as trustee (Trustee)

for the benefit of

U.S. BANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent, as beneficiary (Beneficiary)

Recording Office: Travis County, Texas

1

JUNIOR DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT
(515 CONGRESS PROJECT)
(This Document Serves as a Fixture Filing under Section 9.502 of the Texas Business and Commerce Code)
Borrower’s Organizational Identification Number: 5806540
THIS JUNIOR DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (515 CONGRESS PROJECT) (this “Security Instrument”) is made as of this 23rd day of January, 2020, by KBSIII 515 CONGRESS, LLC, a Delaware limited liability company, having an address at c/o KBS Capital Advisors LLC, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660, Attention: Giovanni Cordoves (“Trustor”), to JAMES A. JOHNSON, having an address at 1717 West Loop South, Suite 1200, Houston, Texas 77027 (“Trustee”), for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a “Lender” and as “Administrative Agent” for the “Lenders” under the Loan Agreement (as hereinafter defined), in such capacity, together with its successors and assigns, “Administrative Agent”, having an address at 4100 Newport Place, Suite 900, Newport Beach, CA 92660.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Term Loan Agreement dated as October 17, 2018 among Trustor and each of the other borrowers from time to time a party thereto (individually and collectively, as the context may require, “Borrowers”), the Lenders from time to time party thereto and Administrative Agent, as amended by that certain First Modification and Additional Advance Agreement (Long Form) of even date herewith (collectively, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Lenders have agreed to make certain advances from time to time to Borrower in the maximum aggregate principal amount of THREE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($325,000,000.00) (which amount may be increased to SIX HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($650,000,000.00) pursuant to the terms and conditions set forth in the Loan Agreement) (the “Loan”) and evidenced by one or more promissory notes made by Borrowers and delivered to the Lenders (as the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time, collectively, the “Notes”);
WHEREAS, Borrowers desire to secure the payment of the Loan, including the payment of LIBOR Breakage Costs, Swap Obligations of Borrower, Fees and other costs, expenses, fees and interest relating to the Loan, and the other obligations of Borrowers under the Loan Documents (as hereinafter defined) and the performance of all of their obligations under the Notes, the Loan Agreement and the other Loan Documents (all hereinafter referred to collectively, as the “Debt”); and
WHEREAS, this Security Instrument is given pursuant to the Loan Agreement and secures the payment, fulfillment, and performance by Borrowers of their obligations thereunder and under the other Loan Documents, and each and every term and provision of the Loan Agreement and the Notes, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and will be considered a part of this Security Instrument (the Loan Agreement, the Notes, this Security Instrument, and all other documents evidencing or securing the Debt or delivered in connection with the making of the Loan (but expressly excluding the Indemnity and the Guaranties), together with all amendments, restatements, replacements, extensions, renewals, supplements or other modifications of any of the foregoing, are hereinafter referred to collectively as the “Loan Documents”). For avoidance of doubt, the Indemnity and the Guaranties shall not constitute “Loan Documents” as such term is defined herein, and neither the Indemnity nor any of the Guaranties is secured by this Security Instrument.
NOW THEREFORE, in consideration of the making of the Loan by the Lenders and the covenants, agreements, representations and warranties set forth in this Security Instrument:
Article 1 - GRANTS OF SECURITY
Section 1.1 PROPERTY CONVEYED. For and in consideration of the sum of Ten Dollars ($10.00), and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Trustor grants to Administrative Agent a security interest in the Personal Property (as defined below) and Trustor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, in trust, with GENERAL WARRANTY and with POWER OF SALE and right of entry and possession, all of Trustor’s right, title and interest in, to and under the following property, rights, interests and estates now owned, or hereafter acquired by Trustor (collectively, the “Property”):
(a)LAND. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”), subject to the Permitted Encumbrances;
(b)ADDITIONAL LAND. All additional lands, estates and development rights hereafter acquired by Trustor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental deed of trust or otherwise be expressly made subject to the lien of this Security Instrument;
(c)IMPROVEMENTS. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);
(d)EASEMENTS. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;
(e)EQUIPMENT. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Trustor, which is used at or in connection with the Improvements or the Land or is or will be located thereon or therein (including any Stored Materials wherever located, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Trustor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”);
(f)FIXTURES. All Equipment now owned, or the ownership of which is hereafter acquired, by Trustor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Trustor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”);
(g)PERSONAL PROPERTY. All personal property of Trustor which Trustor now or hereafter owns or in which Trustor now or hereafter acquires an interest or right, including without limitation, all furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, wherever located (including Stored Materials located off-site), including without limitation all such personal property which is used at or in connection with, or located within or about, the Land and the Improvements, or used or which it is contemplated will be used at or in connection with the development or construction of the Improvements together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Trustor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state, states, commonwealth or commonwealths where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above. Trustor represents, warrants and covenants that the Personal Property is not used or bought for personal, family or household purposes;
(h)LEASES AND RENTS. All leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Trustor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”) and all right, title and interest of Trustor, its successors and assigns therein and thereunder, including all cash, letters of credit or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (including, specifically, all “rents” as defined in TARA [as hereinafter defined]), additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Trustor or Property Manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Trustor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Obligations (as hereinafter defined);
(i)CONDEMNATION AWARDS. All awards or payments (including any administrative fees or attorneys’ fees), including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;
(j)INSURANCE PROCEEDS. All proceeds (including any administrative fees or attorneys’ fees) in respect of the Property under any insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(k)TAX CERTIORARI. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;
(l)RIGHTS. The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Administrative Agent in the Property;
(m)AGREEMENTS. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Trustor therein and thereunder, including the right, upon the happening of any default hereunder, to receive and collect any sums payable to Trustor thereunder;
(n)TRADEMARKS. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;
(o)ACCOUNTS. All reserves, escrows and deposit accounts maintained by Trustor with respect to the Property, including all accounts established or maintained pursuant to the Loan Documents and including, without limitation, funds on deposit in any Operating Account; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;
(p)SWAP TRANSACTIONS. All of Trustor’s present and future rights, titles and interests, but not its obligations, duties or liabilities for any breach, in, under and to all Swap Transactions, any and all amounts received by Trustor in connection therewith or to which Trustor is entitled thereunder, and all proceeds of the foregoing including all “accounts”, “chattel paper”, “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing;
(q)PROCEEDS. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise; and
(r)OTHER RIGHTS. Any and all other rights of Trustor in and to the items set forth in Subsections (a) through (q) above.
AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Trustor expressly grants to Administrative Agent, as secured party, for the benefit of Administrative Agent and the Lenders, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the

Fixtures are collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, will for the purposes of this Security Instrument be deemed conclusively to be real estate and encumbered hereby.
Section 1.2 ASSIGNMENT OF RENTS.
(a)For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey (and, as to all Rents subject to TARA (defined below), grant a security interest) to Administrative Agent and its successors and assigns, all of the right, title and interest whether now owned or hereinafter acquired by Trustor, as lessor, in and to the following property, rights, interests and estates: the Leases; the Rents; any and all claims and rights to the payment of damages and other claims arising from any rejection by a tenant of any Lease (a “Tenant”) under Title 11 of the United States Code (the “Bankruptcy Claims”); any and all claims and rights under any and all lease guaranties, letters of credit and any other credit support given to Trustor by any guarantor in connection with any of the Leases (the “Lease Guaranties”); all proceeds from the sale or other disposition of the Leases and Rents, the Lease Guaranties and the Bankruptcy Claims; all rights, powers, privileges, options and other benefits of Trustor as lessor under the Leases and as agent under the Lease Guaranties, including without limitation, the immediate and continuing right to make claim for, receive, collect and apply all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and apply the same to the payment of Debt), and to do all other things which Trustor or any lessor is or may become entitled to do under the Leases or the Lease Guaranties; the right, at Administrative Agent’s option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents and enforce the Leases and contracts as that term is defined by the Uniform Commercial Code (“Contracts”); Trustor’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in this Security Instrument or any other Loan Document and any other actions designated by Administrative Agent for the proper management and preservation of the Property; any and all Contracts; and any and all other rights of Trustor in and to the items set forth in this Section 1.2(a), and all amendments, modifications, replacements, renewals, extensions, supplements, restatements and substitutions thereof.
(b)The assignment in this Section 1.2 is subject to the Texas Assignment of Rents Act, Chapter 64 of the Texas Property Code, as amended and supplemented from time to time (herein referred to as, “TARA”). Notwithstanding anything to the contrary contained herein, Administrative Agent is entitled to all the rights and remedies of an assignee set forth in TARA. This Security Instrument will constitute and serve as a security instrument under TARA as to all Rents subject to TARA. Administrative Agent will have the ability to exercise its rights related to the Leases and Rents, in Administrative Agent’s sole discretion and without prejudice to any other remedy available, as provided in this Security Instrument or any other Loan Document or as otherwise allowed by applicable law, including, without limitation, TARA. Notwithstanding anything to the contrary contained in this Security Instrument or the other Loan Documents, to the extent this Security Instrument modifies the requirements of TARA and such modification is permitted by the agreement of the parties, this Security Instrument will govern.

(c)Notwithstanding that this instrument is a present, unconditional, absolute and executed assignment of the Leases, a present, unconditional security interest in the Rents pursuant to TARA, and a present, unconditional, absolute and executed grant of all powers herein granted to Administrative Agent, subject to the provisions hereof and of TARA, Trustor is hereby permitted and is hereby granted a limited license by Administrative Agent, revocable as set forth herein, to enter into and otherwise deal with the Leases, as applicable to each of them, including collecting, receiving, retaining and utilizing and disbursing the Rents and other amounts due under the Leases as they become due (not more than one month in advance in the case of Rent that is payable on a monthly basis and not more than one installment in advance if paid otherwise), all subject to and in accordance with the Loan Agreement, until an Event of Default occurs, in which event the foregoing right and license will be terminated (until said Event of Default is cured by Trustor) and of no further force and effect, and Administrative Agent will be entitled to all Rents and other amounts then due under the Leases and thereafter accruing without the institution of legal proceedings of any kind whatsoever, and this Security Instrument will constitute a direction to and full authority to the Tenants to pay all such amounts to Administrative Agent upon notice to the Tenants from Administrative Agent. Each of the Tenants, upon written notice from Administrative Agent, will be and is hereby authorized by Trustor to pay to Administrative Agent any Rents, rental or other sums which may be or thereafter become due under the Leases, or any of them, and to perform each of such Tenant’s undertakings under the Leases without any obligation to determine whether or not such an Event of Default has in fact occurred. The requirement for notice to the Tenants is intended solely for the benefit of such Tenants and not for the benefit of Trustor and all payments made to Trustor by the Tenants after the occurrence and during the continuance of an Event of Default, whether before or after notice to the Tenants that an Event of Default has occurred, will be held in trust by Trustor for the benefit of Administrative Agent following Trustor’s receipt of written notice of such Event of Default.
(d)Trustor does hereby irrevocably appoint and empower Administrative Agent, its agents or attorneys, as Trustor’s true and lawful attorney in its name and stead (with or without taking possession of the Property) after the occurrence, and during the continuance, of an Event of Default, if Trustor fails to take any such action reasonably requested by Administrative Agent within five (5) Business Days after such request, to rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as Administrative Agent will, in its discretion, determine and, to collect, sue for, settle, compromise and give acquittances for all of the Rents and all rights and claims of any kind which Trustor now has or may hereafter have against any Tenant under any Lease or any subtenants or occupants of the Property, and to avail itself of and pursue all remedies for the enforcement of the Leases and Trustor’s rights in and under the Leases as Trustor might have pursued but for this assignment.
(e)Upon issuance of a deed or deeds pursuant to foreclosure of the Security Instrument, all right, title and interest of Trustor in and to the Leases will thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by Trustor. Trustor hereby irrevocably appoints Administrative Agent and its successors and assigns, as its agent and attorney in fact, if Trustor fails to take any such action reasonably requested by Administrative Agent within five (5) Business Days after such request, to execute all instruments of assignment for further assurance in favor of such grantee or grantees in such deed or deeds, as may be reasonably necessary for such purpose.

(f)Trustor represents and agrees that no Rent has been or will be paid by any person in possession of any portion of the Property for more than one (1) installment in advance and that the payment of none of the Rents to accrue for any portion of the said Property will be waived, released, reduced, discounted or otherwise discharged or compromised by Trustor, except as permitted by the Loan Agreement. As between Trustor and Administrative Agent, Trustor waives any rights of set off against any person in possession of any portion of the Property. Trustor agrees that it will not assign any of the Rents other than to Administrative Agent.
(g)Nothing herein contained will be construed as constituting Administrative Agent as a mortgagee in possession in the absence of the taking of actual possession of the Property by Administrative Agent pursuant to this Security Instrument. IN THE EXERCISE OF THE POWERS HEREIN GRANTED TO ADMINISTRATIVE AGENT, NO LIABILITY (OTHER THAN IN RESPECT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) WILL BE ASSERTED OR ENFORCED AGAINST ADMINISTRATIVE AGENT ALL SUCH LIABILITY BEING EXPRESSLY WAIVED AND RELEASED BY TRUSTOR TO THE FULLEST EXTENT PERMITTED BY LAW. Nothing contained herein, including without limitation the assignment provisions set forth above, will impose upon Administrative Agent any duty to produce any rents, issues or profits or cause Administrative Agent, to be (i) responsible for performing any of the obligations of lessor under any lease, or (ii) responsible or liable for any waste or for any dangerous or defective conditions of the Property, for negligence in the management, upkeep, repair or control of the Property, or for any other act or omission by any other person.
(h)Trustor further agrees to assign and transfer to Administrative Agent all future Leases upon all or any part of the Property and to execute and deliver, at the request of Administrative Agent, all such further assurances and assignments in the Property as Administrative Agent will from time to time reasonably require.
(i)All Leases entered into by Trustor with respect to the Property, and all of Trustor’s rights with respect to such Leases, will conform with the requirements of the Loan Agreement.
(j)Notwithstanding anything contained herein to the contrary, in no event will this assignment be deemed to reduce the Debt by an amount in excess of the actual amount of cash received by Administrative Agent under any Lease, whether before or after the occurrence of an Event of Default, and Trustor acknowledges that in no event will the Debt be reduced by the value from time to time of the Rents of or from the Property. Trustor will not be relieved of its obligations hereunder by reason of (i) the failure of Administrative Agent to comply with any of Trustor’s requests (or the request of any other party) to take any action to enforce any provision in this Security Instrument or any other Loan Document, (ii) the release, regardless of consideration, of the whole or any part of the Property, or (iii) any agreement or stipulation by Administrative Agent extending the time for payment or otherwise modifying or supplementing the terms of this Agreement or any other Loan Documents. The right of Administrative Agent to collect the Debt and enforce any other right therefore held by it may be exercised by Administrative Agent either prior to, simultaneously with or subsequent to any action taken pursuant to this Security Instrument. Furthermore, Administrative Agent may resort for the payment of the Obligations to any other security held by Administrative Agent in such order and manner as Administrative Agent, in its discretion, may elect. Trustor’s receipt of any Rents, issues, and profits pursuant to this assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in the Security Instrument, will not cure an Event of Default, or affect such proceedings or sale. THIS ASSIGNMENT WILL NOT CONSTITUTE OR EVIDENCE ANY PAYMENT WHATSOEVER ON ACCOUNT OF THE OBLIGATIONS, AND THE OBLIGATIONS WILL BE REDUCED BY AMOUNTS COLLECTED BY ADMINISTRATIVE AGENT ONLY IF AND TO THE EXTENT THAT SUCH AMOUNTS ARE ACTUALLY PAID TO ADMINISTRATIVE AGENT AND APPLIED BY ADMINISTRATIVE AGENT IN REDUCTION OF THE UNPAID PRINCIPAL BALANCE OF THE NOTES.
Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage/deed of trust and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Property. By executing and delivering this Security Instrument, Trustor hereby grants to Administrative Agent, for the benefit of Administrative Agent and the Lenders, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default occurs, Administrative Agent will have an option to proceed with respect to both the Property and the Collateral as permitted or required by Section 51.002 of the Texas Property Code relating to the sale of real property or and Chapter 9 of the Uniform Commercial Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. The parties agree that if Administrative Agent elects to proceed with respect to the Collateral separately from the Property, Administrative Agent will have all remedies granted to a secured party upon default under the Uniform Commercial Code, including without limitation the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor and, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Administrative Agent may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Administrative Agent after the occurrence, and during the continuance, of an Event of Default, Trustor will, at its expense, assemble the Collateral and make it available to Administrative Agent at a convenient place (at the Land if tangible property) acceptable to Administrative Agent. Trustor will pay to Administrative Agent on demand any and all expenses, including legal expenses and attorneys’ fees, incurred or paid by Administrative Agent in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence, and during the continuance, of an Event of Default. Any notice of sale, disposition or other intended action by Administrative Agent with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least 10 Business Days prior to such action, will, except as otherwise provided by applicable law, constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Administrative Agent to the payment of the Obligations in such priority and proportions as Administrative Agent in its discretion deems proper. Without limiting the foregoing, Administrative Agent has the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale and sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Trustor, whether on Property or elsewhere.
Section 1.4 FIXTURE FILING. Trustor and Administrative Agent agree, to the extent permitted by law, that (i) all of the goods described within the definition of the term “Property” herein are or are to become fixtures on the Land; (ii) this Security Instrument, upon recording or registration in the real estate records of the proper office, will constitute a “fixture filing” within the meaning of Sections 9.102 and 9.502 of the Uniform Commercial Code; and (iii) Trustor is the record owner of the certain fee simple estate in the Land. To the extent permitted under applicable law, a carbon, photographic or other reproduction of this Security Instrument or of any financing statement relating to this Security Instrument will be sufficient as a financing statement for any of the purposes referred to in this Section. The organizational identification number of Trustor is set forth on the first page of this Security Instrument. The addresses of Trustor and Administrative Agent are:
Trustor (Debtor):
KBSIII 515 Congress, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Giovanni Cordoves
With a copy to:
KBSIII 515 Congress, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Administrative Agent (Secured Party):
U.S. Bank National Association
4100 Newport Place
Suite 900
Newport Beach, CA 92660
Section 1.5 PLEDGES OF MONIES HAD. Trustor hereby pledges to Administrative Agent, for the benefit of Administrative Agent and the Lenders, any and all monies now or hereafter held by Administrative Agent or on behalf of Administrative Agent in connection with the Loan, including the Net Proceeds, any sums deposited in the Operating Accounts and any Deficiency Deposit (defined below), as additional security for the Obligations until expended or applied as provided in this Security Instrument or the Loan Agreement.

CONDITIONS TO GRANT
TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Administrative Agent and its successors and assigns, in fee simple forever;
PROVIDED, HOWEVER, this grant is made upon the express condition that, if Borrowers pay to Administrative Agent the Obligations at the time and in the manner provided in the Loan Documents, and perform the Obligations in the time and manner set forth in the Loan Documents and comply with each and every covenant and condition set forth herein and in the other Loan Documents, the estate hereby granted will cease, terminate and be void; provided, however, that Trustor’s obligation to indemnify and hold harmless Administrative Agent and the Lenders pursuant to the provisions hereof will survive any such payment or release.
Article 2 - DEBT AND OBLIGATIONS SECURED
Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt which includes, but is not limited to, the obligations of Borrowers to pay to Administrative Agent and the Lenders the principal and interest owing pursuant to the terms and conditions of the Notes and the Loan Agreement.
Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):
(a)the payment and performance of all other obligations of Trustor contained herein, including all fees and charges payable by Trustor;
(b)the payment and performance of all obligations of any other Borrower contained in any other Security Instrument (as defined in the Loan Agreement), including all fees and charges payable by such Borrower;
(c)the payment and performance of each obligation of Borrowers contained in the Loan Agreement and any other Loan Document, including all Swap Obligations of Borrower and all fees and charges payable by Borrowers; and
(d)the performance of each obligation of Borrowers contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Notes, the Loan Agreement or any other Loan Document.
Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrowers’ obligations for the payment of the Debt and the payment and performance of the Other Obligations will be referred to collectively herein as the “Obligations.”
Article 3 - TRUSTOR COVENANTS
Trustor covenants and agrees that:

Section 3.1 PAYMENT OF OBLIGATIONS. Trustor will pay and perform the Obligations at the time and in the manner provided in the Loan Agreement, the Notes and this Security Instrument.
Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Notes and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.
Section 3.3 INSURANCE. Trustor will obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Trustor and the Property as required pursuant to the Loan Agreement. In the event Trustor fails to obtain, maintain, keep in force or deliver to Administrative Agent the policies of insurance required by the Loan Agreement in accordance with the terms thereof, Administrative Agent may (but has no obligation to) procure (upon no less than five (5) Business Days’ notice to Trustor) such insurance or single-interest insurance for such risks covering Administrative Agent’s and the Lenders’ interests, and Trustor will pay all premiums thereon promptly upon demand by Administrative Agent, and until such payment is made by Trustor, the amount advanced by Administrative Agent with respect to all such premiums will, at Administrative Agent’s option, bear interest at the Default Rate.
Section 3.4 MAINTENANCE OF PROPERTY. Trustor will cause the Property to be maintained in a good and safe condition and repair and otherwise in accordance with this Security Instrument. The Improvements, the Fixtures, the Equipment and the Personal Property will not be removed, demolished or altered without the consent of Administrative Agent and the Required Lenders other than in accordance with the terms and conditions of the Loan Agreement. Trustor will promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty or become damaged, worn or dilapidated or which may be affected by any condemnation, and will complete and pay for any structure at any time in the process of construction or repair on the Land.
Section 3.5 WASTE. Trustor will not commit or knowingly suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any insurance policy which Trustor is obligated to maintain pursuant to the Loan Agreement, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Trustor will not, without the prior written consent of Administrative Agent and the Required Lenders, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, except as permitted by the Permitted Encumbrances, regardless of the depth thereof or the method of mining or extraction thereof.
Section 3.6 PAYMENT OF LABOR AND MATERIALS.
(a)Subject to the terms of Section 3.6(b) below, Trustor will promptly pay when due all bills and costs for labor and materials (“Labor and Material Costs”) incurred in connection with the Property and not permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event not permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or Security Interest other than the liens or security interests hereof except for the Permitted Encumbrances. Notwithstanding anything to the contrary in the Loan Documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project), made by Trustor, as trustor, to Trustee, as trustee, for the benefit of Administrative Agent, as beneficiary, and recorded as Instrument No. 2018164110 in the Official Records of Travis County, Texas on October 18, 2018, as amended by that certain First Modification and Additional Advance Agreement (Short Form – 515 Congress) dated as of even date herewith and recording substantially concurrently herewith in the Official Records of Travis County, Texas (collectively, as amended, the “Senior Deed of Trust”), shall constitute a Permitted Encumbrance hereunder.
(b)After prior written notice to Administrative Agent, Trustor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing, (ii) such proceeding is permitted and conducted in accordance with the provisions of any other instrument to which Trustor or the Property is subject and will not constitute a default thereunder, (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (iv) Trustor has furnished such security as may be required in the proceeding, or as may be reasonably requested by Administrative Agent to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon. Administrative Agent may pay over (upon no less than five (5) Business Days’ written notice to Trustor) any such security or part thereof held by Administrative Agent to the claimant entitled thereto at any time when, in the reasonable judgment of Administrative Agent, the entitlement of such claimant is established or the Property (or part thereof or interest therein) is in danger of being sold, forfeited, terminated, cancelled or lost or there is any danger of any Lien related to the contested Labor and Material Costs becoming senior in priority, in whole or in part, to the Lien of the Security Instrument. If Administrative Agent shall make any such payment, Trustor shall provide (at Trustor’s sole cost and expense) such endorsements to Administrative Agent’s title insurance policy or such other evidence as Administrative Agent may require to confirm no loss of priority of the Security Instrument.
Section 3.7 PAYMENT OF TAXES AND IMPOSITIONS.
(a)Trustor will pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes, assessments, duties, levies, imposts, deductions, charges or withholdings, of any kind or nature whatsoever, including nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Property, which are assessed or imposed upon the Property, or become due and payable, and which create or may create a lien upon the Property (all the foregoing, collectively, “Impositions”).
(b)After prior notice to Administrative Agent, Trustor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Impositions, provided that (i) no Event of Default has occurred and is continuing, (ii) such proceeding is permitted and conducted in accordance with the provisions of any other instrument to which Trustor or the Property is subject and will not constitute a default thereunder, (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (iv) Trustor will promptly upon final determination thereof pay the amount of any such Impositions, together with all costs, interest and penalties which may be payable in connection therewith, and (v) Trustor has furnished such security as may be required in the proceeding, or as may be reasonably requested by Administrative Agent to insure the payment of any contested Impositions, together with all interest and penalties thereon. Administrative Agent may pay over (upon no less than five (5) Business Days’ written notice to Trustor) any such security or part thereof held by Administrative Agent to the claimant entitled thereto at any time when, in the reasonable judgment of Administrative Agent, the entitlement of such claimant is established or the Property (or part thereof or interest therein) is in danger of being sold, forfeited, terminated, cancelled or lost or there is any danger of any Lien related to the contested Impositions becoming senior in priority, in whole or in part, to the Lien of the Security Instrument. If Administrative Agent shall make any such payment, Trustor shall provide (at Trustor’s sole cost and expense) such endorsements to Administrative Agent’s title insurance policy or such other evidence as Administrative Agent may reasonably require to confirm no loss of priority of the Security Instrument.
Section 3.8 CHANGE OF NAME, JURISDICTION. In addition to the restrictions contained in the Loan Agreement, Trustor will not change Trustor’s name, identity (including its trade name or names) or jurisdiction of formation or organization unless Trustor has first obtained the prior written consent of Administrative Agent to such change (which consent shall not be unreasonably withheld, conditioned or delayed), and has taken all actions reasonably necessary or reasonably required by Administrative Agent to file or amend any financing statements or continuation statements to assure perfection and continuation of perfection of security interests under the Loan Documents. Trustor will notify Administrative Agent in writing of any change in its organizational identification number at least 10 Business Days in advance of such change becoming effective. If Trustor does not now have an organizational identification number and later obtains one, Trustor will promptly notify Administrative Agent in writing of such organizational identification number. At the request of Administrative Agent, Trustor will execute a certificate in form reasonably satisfactory to Administrative Agent listing the trade names under which Trustor intends to operate the Property, and representing and warranting that Trustor does, and has previously never done, business under no other trade name with respect to the Property.
Section 3.9 UTILITIES. Trustor will pay or cause to be paid prior to delinquency all utility charges that are incurred by Trustor for the benefit of the Property or that may become a charge or lien against the Property for gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Property or any portion thereof, whether or not such assessments or charges are or may become liens thereon.
Section 3.10 CASUALTY After obtaining knowledge of the occurrence of any damage, destruction or other casualty to the Property or any part thereof, whether or not covered by insurance, Trustor must immediately notify Administrative Agent in writing. In the event of such casualty, all proceeds of insurance (collectively, the “Insurance Proceeds”) must be payable to Administrative Agent and no other party, and Trustor hereby authorizes and directs any affected insurance company to make payment of such Insurance Proceeds directly to Administrative Agent and no other party. If Trustor receives any Insurance Proceeds, Trustor must pay over such Insurance Proceeds to Administrative Agent within 5 Business Days. Administrative Agent is hereby authorized and empowered by Trustor to settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance. Notwithstanding the above, provided that (i) such proceeds do not exceed $500,000 for any Property (as defined in the Loan Agreement), (ii) no Event of Default exists, and (iii) the casualty does not materially impair the value of the Project, Trustor may retain such proceeds (which shall be applied to the restoration of the Improvements to the extent required to repair a casualty). In the event of a foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Trustor in and to any Insurance Proceeds will vest in the purchaser at such foreclosure or in Administrative Agent, for the benefit of Administrative Agent and the Lenders or other transferee in the event of such other transfer of title. Nothing herein will be deemed to excuse Trustor from repairing or maintaining the Property as provided in this Security Instrument or restoring all damage or destruction to the Property, regardless of the availability or sufficiency of Insurance Proceeds, and the application or release by Administrative Agent of any Insurance Proceeds will not cure or waive any Default, Event of Default or notice of Default or Event of Default or invalidate any action taken by or on behalf of Administrative Agent pursuant to any such notice.
Section 3.11 CONDEMNATION If any proceeding or action is commenced for the taking of the Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor must immediately notify Administrative Agent in writing. Administrative Agent may commence, appear in and prosecute in its own name any such action or proceeding. Administrative Agent may also make (during the existence of an Event of Default) any compromise or settlement in connection with such taking or damage. Administrative Agent will not be liable to Trustor for any failure by Administrative Agent to collect or to exercise diligence in collecting any such compensation for a taking. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking or damage to the Property or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (the “Condemnation Proceeds”) are hereby assigned to Administrative Agent, for the benefit of Administrative Agent and the Lenders and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Administrative Agent may require. Nothing herein will be deemed to excuse Trustor from repairing, maintaining or restoring the Property as provided in this Security Instrument, regardless of the availability or sufficiency of any Condemnation Proceeds, and the application or release by Administrative Agent of any Condemnation Proceeds will not cure or waive any Default, Event of Default or notice of Default or Event of Default or invalidate any action taken by or on behalf of Administrative Agent pursuant to any such notice. In the event of a foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Trustor in and to the Condemnation Proceeds will vest in the purchaser at such foreclosure or in Administrative Agent, for the benefit of Administrative Agent and the Lenders, or other transferee in the event of such other transfer of title.
Section 3.12 AVAILABILITY OF NET PROCEEDS.
(a)In the event of any damage or destruction of the Property, Administrative Agent shall apply all Insurance Proceeds remaining after deductions of all expenses of collection and settlement thereof, including, without limitation, reasonable attorneys’ and adjustors’ fees and expenses, to the restoration of the Improvements but only as repairs or replacements are effected and continuing expenses become due and payable; provided that the following conditions are met: (a) no Event of Default exists that has not been cured; (b) the Loan is in balance (taking into account all costs of reconstruction and the amount of the Insurance Proceeds, if any, the amount of operating expenses and interest that will accrue under the Notes, and any additional funds deposited by Trustor with Administrative Agent (“Deficiency Deposit”) to pay for such costs of reconstruction); (c) Administrative Agent has determined, in its sole discretion, that the damage or destruction can be repaired and that the damaged portion of the Improvements can be completed according to the requirements of the Loan Agreement; (d) Administrative Agent and all applicable governmental authorities have approved the final plans and specifications for reconstruction of the damaged portion of the Improvements; (e) Administrative Agent has approved, for the reconstruction of the damaged portion of the Improvements, in its sole discretion, the budget, the construction schedule and the construction contract; and (f) Administrative Agent has determined, in its sole discretion, that after the reconstruction work is completed, the Borrowing Base Amount as a percentage of the Borrowing Base Value of the Projects shall not exceed the Maximum Borrowing Base Leverage Ratio (as defined in the Loan Agreement), provided Trustor may pay down the Loan so that the foregoing requirement in this clause (f) is satisfied. If any one or more of such conditions set forth herein have not been met, Administrative Agent will not be obligated to make any further disbursements pursuant to the Loan Agreement, and Administrative Agent shall apply all Insurance Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Notes, (without payment of a prepayment premium other than LIBOR Breakage Costs) together with all accrued interest thereon, in such order as Administrative Agent may elect, notwithstanding that the outstanding balance may not be due and payable.
(b)In the event of any taking or condemnation of the Property or any part thereof or interest therein, all Condemnation Proceeds will be paid to Administrative Agent, for the benefit of Administrative Agent and the Lenders. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys’ fees, incurred by it in connection with any such action or proceeding, Administrative Agent shall apply all such Condemnation Proceeds to the restoration of the Improvements (other than Condemnation Proceeds attributable to temporary use or occupancy which may be applied, at Administrative Agent’s option, to installments of principal and interest and other charges due under the Notes and other Loan Documents when the same become due and payable, without payment of a prepayment premium other than LIBOR Breakage Costs) provided that:
(i)the taking or damage will not, in Administrative Agent’s reasonable judgment, materially impair the security for the Loan; and

(ii)all conditions set forth in Section 3.12(a) above with respect to the disbursement of Insurance Proceeds are met.
If all of the above conditions are met, Administrative Agent shall disburse the Condemnation Proceeds in accordance with the Loan Agreement and only as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, Administrative Agent shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Notes (without payment of prepayment premiums other than LIBOR Breakage Costs), together with all accrued interest thereon, in such order as Administrative Agent may elect, notwithstanding that said outstanding balance may not be due and payable, and Administrative Agent will have no further obligation to make disbursements pursuant to the Loan Agreement or the other Loan Documents. If the Condemnation Proceeds are not sufficient to repay the portion of the Loan allocable to the Property covered by this Security Instrument and Administrative Agent or Lenders have determined that its security for the Loan is materially impaired, Trustor shall immediately pay any such remaining balance allocable to the Property, together with all accrued interest thereon. Notwithstanding the above, provided the Condemnation Proceeds do not exceed $125,000, no Event of Default exists, and the taking has not materially impaired the value of the Property, Trustor may retain such Condemnation Proceeds.
(c)The term “Net Proceeds” means (i) the net amount of the Insurance Proceeds received by Administrative Agent after deduction of Administrative Agent’s costs and expenses (including attorneys’ fees), if any, in collecting the same; or (ii) the net amount of the Condemnation Proceeds received by Administrative Agent after deduction of Administrative Agent’s costs and expenses (including attorneys’ fees), if any, in collecting the same, whichever the case may be; and (iii) any additional deposit the Administrative Agent requires the Trustor to make to the Administrative Agent in connection with such casualty or condemnation proceeding.
Article 4 - OBLIGATIONS AND RELIANCES
Section 4.1 RELATIONSHIP OF TRUSTOR AND LENDERS. The relationship between Trustor and Administrative Agent and the Lenders is solely that of debtor and creditor, and neither Administrative Agent nor any Lender has any fiduciary or other special relationship with Trustor, and no term or condition of any of the Loan Agreement, the Notes, this Security Instrument, any of the other Loan Documents, the Indemnity or the Guaranties will be construed so as to deem the relationship between Trustor and Administrative Agent and the Lenders to be other than that of debtor and creditor.
Section 4.2 NO RELIANCE ON LENDERS. The general partners, members, principals and (if Trustor is a trust) beneficial owners of Trustor are experienced in the ownership and operation of properties similar to the Property, and Trustor and Administrative Agent and Lenders are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Trustor is not relying on Administrative Agent’s or any Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3 NO ADMINISTRATIVE AGENT OBLIGATIONS.
(a)Notwithstanding anything to the contrary contained in this Security Instrument, neither Administrative Agent nor any Lender is undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.
(b)By accepting or approving anything required to be observed, performed or fulfilled or to be given to Administrative Agent or any Lender pursuant to this Security Instrument, the Loan Agreement, the Notes, the other Loan Documents, the Indemnity or the Guaranties, including any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Administrative Agent nor any Lender will be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof will not constitute any warranty or affirmation with respect thereto by Administrative Agent or any Lender.
Section 4.4 Reliance. Trustor recognizes and acknowledges that in accepting the Loan Agreement, the Notes, this Security Instrument, the other Loan Documents, the Indemnity and the Guaranties, Administrative Agent and the Lenders are expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article V of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Administrative Agent or any Lender; that such reliance existed on the part of Administrative Agent and Lenders prior to the date hereof; that the warranties and representations are a material inducement to the Lenders in making the Loan; and that Administrative Agent and the Lenders in entering into the Loan Agreement; and that the Lenders would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article V of the Loan Agreement. For the avoidance of doubt, the Senior Deed of Trust shall constitute a Permitted Encumbrance in connection with those warranties and representations relating to the Property.
Article 5 - FURTHER ASSURANCES
Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Trustor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Administrative Agent in, the Property. Trustor will pay all taxes, filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution, acknowledgment and/or recording of the Notes, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.
Section 5.2 FURTHER ACTS, ETC. Trustor will, at Trustor’s sole cost and expense, and without expense to Administrative Agent or any Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Administrative Agent or Trustee may, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Administrative Agent and/or Trustee (for the benefit or itself and the Lenders) the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Administrative Agent and/or Trustee, in each case for the benefit of Administrative Agent and the Lenders, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all applicable Laws and Governmental Requirements. Trustor, within ten (10) Business Days following written demand by Administrative Agent, will execute and deliver, and in the event it fails to so execute and deliver, hereby authorizes Administrative Agent and/or Trustee to execute in the name of Trustor or file or record without the signature of Trustor to the extent Administrative Agent or Trustee may lawfully do so, one or more financing statements (including initial financing statements and amendments thereto and continuation statements), to evidence more effectively the security interest of Administrative Agent in the Property. Trustor also ratifies its authorization for Administrative Agent or Trustee to have filed or recorded any like initial financing statements, amendments thereto and continuation statements, if filed or recorded prior to the date of this Security Instrument. Trustor grants to Administrative Agent an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Administrative Agent at law and in equity during the existence of an Event of Default, including such rights and remedies available to Administrative Agent pursuant to this Section. To the extent not prohibited by applicable law, Trustor hereby ratifies all acts Administrative Agent has lawfully done in the past or will lawfully do or cause to be done in the future by virtue of such power of attorney.
Section 5.3 CHANGES IN TAX DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.
(a)If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Administrative Agent’s interest in the Property, Trustor will pay the tax, with interest and penalties thereon, if any, in accordance with the applicable provisions of the Loan Agreement.
(b)Trustor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Property, or any part thereof, and no deduction will otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt.

(c)If at any time the United States of America, any State thereof or any subdivision of any such State will require revenue or other stamps to be affixed to the Notes, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.
Article 6 - DUE ON SALE/ENCUMBRANCE
Section 6.1 ADMINISTRATIVE AGENT RELIANCE. Trustor acknowledges that Administrative Agent and the Lenders have examined and relied on the experience of Trustor and its general partners, members, principals and (if Trustor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Trustor’s ownership of the Property as a means of maintaining the value of the Property as security for repayment and performance of the Obligations. Trustor acknowledges that Administrative Agent and the Lenders have a valid interest in maintaining the value of the Property so as to ensure that, should Borrowers default in the repayment of the Obligations or the performance of the Obligations, Administrative Agent, for the benefit of Administrative Agent and the Lenders can recover the Obligations by a sale of the Property.
Section 6.2 NO TRANSFER. Trustor will comply in all respects with the provisions of the Loan Agreement regarding (a) selling, transferring, leasing, conveying or encumbering the Land, the Equipment or the Improvements or the direct or indirect interests in Trustor, and (b) changing control of Trustor.
Article 7 - RIGHTS AND REMEDIES UPON DEFAULT
Section 7.1 REMEDIES. Upon the occurrence, and during the continuance, of any Event of Default, unless such Event of Default is subsequently waived in writing by the Required Lenders or Administrative Agent, as applicable (provided that the Required Lenders and Administrative Agent have no obligation whatsoever to grant any such waiver and any such waiver, if granted, will be considered a one-time waiver), Administrative Agent may exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:
(a)Intentionally omitted;
(b)institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;
(c)with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Obligations then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d)institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Notes, the Loan Agreement or in the other Loan Documents;
(e)apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Obligations and without regard for the solvency of Borrower, any guarantor or any indemnitor with respect to the Loan or of any Person liable for the payment of the Obligations. Trustor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his agents will be empowered to (i) take possession of the Property and perform all necessary or desirable acts with respect to management and operation of the Property, (ii) exclude Trustor and Trustor’s agents, servants, and employees from the Property, (iii) collect the rents, issues, profits, and income therefrom, (iv) complete any construction which may be in progress, (v) do such maintenance and make such repairs and alterations as the receiver deems necessary, (vi) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (vii) to pay all taxes and assessments against the Property, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, (viii) generally do anything which Trustor could legally do if Trustor were in possession of the Property, and (ix) take any other action permitted by law. All expenses incurred by the receiver or his agents will constitute a part of the Obligations. Any revenues collected by the receiver will be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and by Administrative Agent, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance will be applied toward the Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Administrative Agent, any such receivership will continue until the Obligations have been discharged in full, or until title to the Property has passed after a receivership sale or a foreclosure sale and all applicable periods of redemption have expired;
(f)the license granted to Trustor under Section 1.2 hereof will automatically be revoked and Administrative Agent may enter into or upon the Property, either personally or by its agents, nominees or attorneys (with or without bringing any action or proceeding) or by court-appointed receiver and dispossess Trustor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Trustor and its agents or servants wholly therefrom, and may take possession of all books, records and accounts relating thereto and Trustor agrees to surrender possession of the Property and of such books, records and accounts to Administrative Agent upon demand, and thereupon Administrative Agent may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Administrative Agent deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Trustor with respect to the Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Trustor to pay monthly in advance to Administrative Agent, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Trustor; (vi) require Trustor to vacate and surrender possession of the Property to Administrative Agent or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Obligations, in such order, priority and proportions as Administrative Agent deems appropriate in its sole discretion after deducting therefrom all expenses (including attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Administrative Agent, its in-house and outside counsel, agents and employees;
(g)Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Administrative Agent may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property for the benefit of Administrative Agent and the Lenders, and (ii) require Trustor at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Administrative Agent at a convenient place acceptable to Administrative Agent, for the benefit of Administrative Agent and the Lenders. Any notice of sale, disposition or other intended action by Administrative Agent with respect to the Fixtures, the Equipment and/or the Personal Property sent to Trustor in accordance with the provisions hereof at least 5 days prior to such action, will constitute commercially reasonable notice to Trustor;
(h)Apply any sums then deposited or held in escrow or otherwise by or on behalf of Administrative Agent in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order as determined in the sole and absolute discretion of Administrative Agent and the Required Lenders:
(i)Taxes;
(ii)Insurance Premiums;
(iii)Interest on the unpaid principal balance of the Notes;
(iv)The unpaid principal balance of the Notes;
(v)All other sums payable pursuant to the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents, including advances made by Administrative Agent pursuant to the terms of this Security Instrument;
(i)apply the undisbursed balance of any Net Proceeds and any Deficiency Deposit held by Administrative Agent or Lenders, together with interest thereon, if any, to the payment of the Obligations in such order, priority and proportions as Administrative Agent and the Required Lenders will deem to be appropriate in their discretion; and
(j)Pursue such other remedies as Administrative Agent may have under the other Loan Documents, the Indemnity or the Guaranties and/or applicable law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument will continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.
Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Administrative Agent pursuant to the Notes, this Security Instrument or the other Loan Documents, may be applied by Administrative Agent to the payment of the Obligations in such priority and proportions as Administrative Agent and the Required Lenders in their discretion will deem proper, to the extent consistent with applicable Laws.
Section 7.3 ACTIONS AND PROCEEDINGS. Trustor will give Administrative Agent prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding purporting to affect the Property, the security hereof or the rights or powers of Administrative Agent. Administrative Agent has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Administrative Agent, in its discretion, decides should be brought to protect its interest in the Property.
Section 7.4 RECOVERY OF SUMS REQUIRED TO BE PAID. Administrative Agent will have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations is due, and without prejudice to the right of Administrative Agent or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced. In the event Trustor is curing a default or is paying off the Loan and Administrative Agent has incurred fees which Trustor is obligated to pay to Administrative Agent under any of the Loan Documents, and such amount has not been reduced to a final amount at the time Trustor is curing the default or is paying off the Loan, Administrative Agent may require Trustor to pay a reasonable estimate of such fees with the payment curing the default or with the payoff of the Loan, and any amount paid in excess of the estimate by the Trustor will be refunded to the Trustor after the final amount of such fee is determined.
Section 7.5 OTHER RIGHTS, ETC.
(a)The failure of Administrative Agent or the Lenders to insist upon strict performance of any term hereof will not be deemed to be a waiver of any term of this Security Instrument. Trustor will not be relieved of Trustor’s obligations hereunder by reason of (i) the failure of Administrative Agent or Trustee to comply with any request of Trustor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Notes, the other Loan Documents, the Indemnity or the Guaranties, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Administrative Agent or the Lenders extending the time of payment or otherwise modifying or supplementing the terms of the Notes, this Security Instrument or the other Loan Documents, the Indemnity or the Guaranties.

(b)It is agreed that the risk of loss or damage to the Property is on Trustor, and neither Administrative Agent nor any Lender will have any liability whatsoever for decline in value of the Property, for failure to maintain any insurance policies, or for failure to determine whether insurance in force is adequate as to the amount or nature of risks insured. Possession by Administrative Agent will not be deemed an election of judicial relief if any such possession is requested or obtained with respect to all or any portion of the Property or collateral not in Administrative Agent’s possession.
(c)Administrative Agent may resort for the payment of the Obligations to any other security held by Administrative Agent in such order and manner as Administrative Agent, in its discretion, may elect. Administrative Agent may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Administrative Agent thereafter to foreclose this Security Instrument. The rights of Administrative Agent under this Security Instrument will be separate, distinct and cumulative and none will be given effect to the exclusion of the others. No act of Administrative Agent or Trustee will be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Administrative Agent will not be limited exclusively to the rights and remedies herein stated but will be entitled to every right and remedy now or hereafter afforded at law or in equity.
Section 7.6 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Administrative Agent may release, or cause Trustee to release, any portion of the Property for such consideration as Administrative Agent may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder are reduced by the actual monetary consideration, if any, received by Administrative Agent for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Administrative Agent may require without being accountable for so doing to any other lienholder. This Security Instrument will continue as a lien on, and security interest in, the remaining portion of the Property.
Section 7.7 INTENTIONALLY.
Section 7.8 RIGHT OF ENTRY. Upon reasonable notice to Trustor (and subject to the rights of tenants under their leases), Administrative Agent and its agents will have the right to enter and inspect the Property at all reasonable times.
Section 7.9 BANKRUPTCY.
(a)After the occurrence, and during the continuance, of an Event of Default, Administrative Agent will have the right to proceed in its own name or in the name of Trustor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including the right to file and prosecute, to the exclusion of Trustor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)If there is filed by or against Trustor a petition under the Bankruptcy Code and Trustor, as lessor under any Lease, determines to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Trustor will give Administrative Agent not less than 10 days’ prior notice of the date on which Trustor will apply to the bankruptcy court for authority to reject the Lease (or such lesser notice as may be reasonably practicable under the circumstances). Administrative Agent will have the right, but not the obligation, to serve upon Trustor within such 10 day period a notice stating that (i) Administrative Agent demands that Trustor assume and assign the Lease to Administrative Agent pursuant to Section 365 of the Bankruptcy Code and (ii) Administrative Agent covenants to cure or provide adequate assurance of future performance under the Lease. If Administrative Agent serves upon Trustor the notice described in the preceding sentence, Trustor will not seek to reject the Lease and will comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice is given, subject to the performance by Administrative Agent of the covenant provided for in clause (ii) of the preceding sentence.
Section 7.10 ACCEPTANCE OF CURE. Administrative Agent may accept a cure of an Event of Default from time to time in its discretion but without any obligation whatsoever to do so. Trustor will only be entitled to rely on such an acceptance if Administrative Agent expressly states, in writing, that it has accepted such a cure. If Administrative Agent accepts a cure of an Event of Default, and no other uncured Event of Default is then continuing, then Administrative Agent may agree in its discretion, but without any obligation to do so, to treat any provision in this Security Instrument or in any other Loan Document as if no Event of Default had ever occurred.
Section 7.11 ACCEPTANCE OF PAYMENTS. Trustor agrees that if Trustor makes a tender of a payment but does not simultaneously tender payment of any late charge, Default Rate interest, LIBOR Breakage Costs, Swap Obligations of Borrower or other amount then due and owing by Trustor under this Security Instrument or the other Loan Documents, and such payment is accepted by Administrative Agent or any Lender, with or without protest, such acceptance will not constitute any waiver of Administrative Agent’s or such Lender’s rights to receive such amounts. Furthermore, if Administrative Agent accepts any payment from Trustor or any Guarantor after a Default or Event of Default, such acceptance will not constitute a waiver or satisfaction of any such Default or Event of Default. Any waiver or satisfaction of a Default or Event of Default must be evidenced by an express writing of Administrative Agent.
Article 8 - ENVIRONMENTAL HAZARDS
Section 8.1 ENVIRONMENTAL COVENANTS. Trustor has provided representations, warranties and covenants regarding environmental matters set forth in the Indemnity and Trustor will comply with the aforesaid covenants regarding environmental matters. Notwithstanding anything in this Security Instrument to the contrary, the term “Obligations” does not include any obligations or liabilities under the Indemnity (as defined in the Loan Agreement) and the obligations and liabilities under the Indemnity are not secured by this Security Instrument.

Article 9 - INDEMNIFICATION
The provisions of Section 2.10(b), Section 6.24 [Fees and Expenses] and Section 10.1 [General Indemnities] of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein. Notwithstanding the foregoing or anything in this Security Instrument to the contrary, however, this Security Instrument shall not secure Borrower’s or Guarantor’s obligations under the Indemnity or Guarantor’s obligations under any Guaranty.
Article 10 - CERTAIN WAIVERS
Section 10.1 WAIVER OF OFFSETS, DEFENSES, COUNTERCLAIM. Trustor hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Administrative Agent and/or any Lender to offset any obligations to make the payments required by the Loan Documents. No failure by Administrative Agent or any Lender to perform any of its obligations hereunder will be a valid defense to, or result in any offset against, any payments which Trustor is obligated to make under any of the Loan Documents.
Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Trustor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption Laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Trustor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all other Persons to the extent permitted by applicable law.
Section 10.3 Waiver of Notice. To the extent permitted by applicable law, and unless such notice is required pursuant to the terms hereof, the Indemnity, Guaranties or any Loan Documents, Trustor will not be entitled to any notices of any nature whatsoever from Administrative Agent and/or the Lenders except with respect to matters for which this Security Instrument or any of the other Loan Documents specifically and expressly provides for the giving of notice by Administrative Agent or any Lender to Trustor and except with respect to matters for which Administrative Agent or any Lender is required by applicable law to give notice, and Trustor hereby expressly waives the right to receive any notice from Administrative Agent and/or the Lenders with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Administrative Agent and/or the Lenders to Trustor. All sums payable by Trustor pursuant to this Security Instrument must be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder will in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any condemnation or similar taking of the Property or any part thereof; (b) any restriction or prevention of or interference by any third party with any use of the Property or any part thereof; (c) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Administrative Agent or any Lender, or any action taken with respect to this Security Instrument by any trustee or receiver of Administrative Agent or any Lender, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Administrative Agent or any Lender; (f) any default or failure on the part of Administrative Agent or any Lender to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor has notice or knowledge of any of the foregoing.
Section 10.4 WAIVER OF STATUE OF LIMITATIONS. To the extent permitted by applicable law, Trustor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment or performance of the Obligations.
Article 11 - NOTICES
All notices or other written communications hereunder will be delivered in accordance with the notice provisions of the Loan Agreement.
Article 12 - APPLICABLE LAW
Section 12.1 GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, TRUSTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT, AND THIS SECURITY INSTRUMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS.
TO THE FULLEST EXTENT PERMITTED BY LAW, TRUSTOR Administrative Agent AND EACH LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. TRUSTOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS SECURITY INSTRUMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, (C) SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY

ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT AND EACH LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TRUSTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO TRUSTOR AT THE ADDRESSES FOR NOTICES DESCRIBED IN THIS SECURITY INSTRUMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE WILL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN WILL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
Section 12.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof will be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term will not be affected thereby.
Article 13 - DEFINITIONS
All capitalized terms not defined herein will have the respective meanings set forth in the Loan Agreement. If a capitalized term is defined herein and the same capitalized term is defined in the Loan Agreement, then the capitalized term that is defined herein will be utilized for the purposes of this Security Instrument, provided that the foregoing does not impact provisions that are incorporated herein by reference. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Trustor” will mean “each Trustor and any subsequent owner or owners of the Property or any part thereof or any interest therein, without limitation or waiver of any restrictions on transfers of any interest therein as set forth in any Loan Document,” the word “Administrative Agent” will mean “Administrative Agent and any subsequent administrative agent for the Lenders with respect to the Loan, the word “Property” will include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” will include any and all in-house and outside attorneys’, paralegals’ and law clerks’ fees and disbursements, including fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Administrative Agent and/or any Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.
Article 14 - MISCELLANEOUS PROVISIONS
Section 14.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor, Administrative Agent or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Section 14.2 SUCCESSORS AND ASSIGNS. This Security Instrument will be binding upon and inure to the benefit of Trustor, Administrative Agent and the Lenders and their respective successors and assigns forever.
Section 14.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Notes or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Notes and this Security Instrument will be construed without such provision.
Section 14.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Section 14.5 SUBROGATION. If any or all of the proceeds of the Loan have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Administrative Agent will be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, and are merged with the lien and security interest created herein as cumulative security for the repayment of the Obligations, the performance and discharge of Trustor’s obligations hereunder, under the Loan Agreement, the Notes and the other Loan Documents and the performance and discharge of the Other Obligations.
Section 14.6 ENTIRE AGREEMENT. The Notes, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement among Trustor, the Lenders and Administrative Agent with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements among Trustor, the Lenders and Administrative Agent with respect thereto. Trustor hereby acknowledges that, except as incorporated in writing in the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Administrative Agent or the Lenders to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents.
Section 14.7 LIMITATION ON ADMINISTRATIVE AGENT’S RESPONSIBILITY. No provision of this Security Instrument will operate to place any obligation or liability for the control, care, management or repair of the Property upon Trustee, Administrative Agent or any Lender, nor will it operate to make Trustee, Administrative Agent or any Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained will be construed as constituting Administrative Agent a “mortgagee in possession.”
Section 14.8 JOINT AND SEVERAL. If more than one Person has executed this Security Instrument as “Trustor,” the representations, covenants, warranties and obligations of all such Persons hereunder will be joint and several.
Section 14.9 ADMINISTRATIVE AGENT’S DISCRETION. Whenever, pursuant to this Security Instrument or any of the other Loan Documents, Administrative Agent exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable to Administrative Agent, or Administrative Agent exercises any right to grant or withhold consent, or Administrative Agent exercises its discretion in making any decision, the decision of Administrative Agent will, except as is otherwise specifically herein provided, be in the sole and absolute discretion of Administrative Agent and will be final and conclusive.
Section 14.10 NO MERGER. So long as the Obligations owed to the Lenders secured hereby remain unpaid and undischarged and unless Administrative Agent otherwise consents in writing, the fee, leasehold, subleasehold and sub-subleasehold estates in and to the Property will not merge but will always remain separate and distinct, notwithstanding the union of estates (without implying Trustor’s consent to such union) either in Trustor, Administrative Agent, any tenant or any third party by purchase or otherwise. In the event this Security Instrument is originally placed on a leasehold estate and Trustor later obtains fee title to the Property, such fee title will be subject and subordinate to this Security Instrument.
Section 14.11 JOINT BORROWER PROVISIONS. Section 10.13 of the Loan Agreement is hereby incorporated in this Security Instrument by reference as if more fully set forth herein.
Section 14.12 LIMITED RECOURSE PROVISION. Except as to Guarantor as set forth in the Guaranties, Administrative Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of any Borrower (including the members of Trustor), or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower, including any such owners of Trustor (except for Guarantor as provided in the Guaranties) with respect to the obligations of Borrowers (including Trustor) and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrowers’ liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranties or Administrative Agent’s right to exercise any rights or remedies against any collateral securing the Loan.
Article 15 - STATE-SPECIFIC PROVISIONS
Section 15.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 15 will control and be binding.
Section 15.2 POWER OF SALE; FORECLOSURE.

(a)If an Event of Default has occurred hereunder and is continuing, or when the Debt or any part thereof becomes due, whether by acceleration or otherwise, Trustee, or his successor or substitute, is authorized and empowered and it will be his special duty at the request of Administrative Agent to sell the Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Property is located are contiguous, if the Property is located in more than one county) in the State of Texas in which any part of the Property is situated, at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Administrative Agent may request. The sale will be made in accordance with Texas Property Code § 51.002 or any successor statute. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property will not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property is sold; and, if the proceeds of such sale of less than the whole of the Property are less than the aggregate of the Debt and the expense of executing this trust as provided herein, this Security Instrument and the lien hereof will remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Trustor will never have any right to require the sale of less than the whole of the Property but Administrative Agent has the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Administrative Agent, sell not only the real property but also the Collateral (as hereinafter defined) and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It is not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee will make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Trustor, conveying the property so sold to the purchaser or purchasers with general warranty of title of Trustor, subject to the Permitted Encumbrances (and to such Leases and other matters, if any, as Trustee may elect upon request of Administrative Agent), and will receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee will satisfy the obligation of purchaser at such sale therefor, and such purchaser will not be responsible for the application thereof. If any sale hereunder is not completed or is defective in the opinion of Administrative Agent, such sale will not exhaust the power of sale hereunder and Administrative Agent will have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Obligations or as to the occurrence of any default, or as to Administrative Agent’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Administrative Agent or by such Trustee, substitute or successor, will be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute give notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.
(b)Administrative Agent may release, without the joinder of Trustee, a portion of the Property or one or more of the interests encumbered by this Security Instrument from the lien of this Security Instrument (without the lien of this Security Instrument losing its priority) and, following such event, foreclose on the remaining portion of the Property or the remaining interests affected by this Security Instrument; provided, however, that all persons now or at any time hereafter liable therefor, or interested in the Property, will be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof will continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Administrative Agent, notwithstanding such partial release.
(c)Any sale or sales made under or by virtue of this section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, will operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and will be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.
(d)Trustor irrevocably appoints Administrative Agent as Trustor’s true and lawful attorney in fact, which appointment is coupled with an interest and is unconditional and irrevocable, in Trustor’s name and stead and on its behalf, for the purposes of effectuating any sale, assignment, transfer or delivery of the Property or any part thereof or any interest therein for the enforcement of this Security Instrument as Administrative Agent may consider necessary or appropriate as set forth above after the occurrence and during the continuance of an Event of Default, if Trustor fails to take any such action reasonably requested by Administrative Agent, with full power of substitution, Trustor hereby ratifying and confirming all that such attorney will lawfully do by virtue hereof. If so requested by Administrative Agent or any other purchaser, Trustor will ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Administrative Agent or such other purchaser, all proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.
(e)Administrative Agent has the right to be a purchaser at any sale made under or by virtue of this Security Instrument, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, and on so purchasing will have the right to be credited upon the amount of the bid made therefor with the amount payable to Administrative Agent of the net proceeds of such sale.
(f)The provisions hereinabove set forth relating to the remedy of foreclosure of the lien of this Security Instrument by public sale to be conducted by Trustee, are not intended as an exclusive method of foreclosure hereunder or to deprive Administrative Agent of any other legal or equitable remedies available to Administrative Agent. Accordingly, it is specifically agreed that such remedy will be cumulative and will not in any way be construed as an exclusive remedy, and Administrative Agent will be fully entitled to a court foreclosure and to avail itself of any and all other legal or equitable remedies at any time available under the law.
(g)In connection with any foreclosure of the lien hereof (whether by judicial proceeding or power of sale) or any action to enforce any other remedy of Administrative Agent under this Security Instrument or any of the other Loan Documents, Trustor agrees to pay all expenditures and expenses which may be paid or incurred by or on behalf of Administrative Agent for reasonable attorneys’ fees and costs, a reasonable fee to Trustee (not exceeding five percent (5%) of the gross proceeds of such sale) appraiser’s fees and costs, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data, and assurances with respect to title and value as Administrative Agent may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Property and the right to such fees and expenses will be deemed to have accrued on commencement of such action and will be enforceable whether or not such action is prosecuted to judgment. All expenditures and expenses of the nature in this Section mentioned, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Security Instrument, including the reasonable fees of any attorney employed by Administrative Agent in any litigation or proceeding affecting this Security Instrument, the Notes, the Loan Agreement and any other Loan Document, or the Property (including without limitation the occupancy thereof or any construction work performed thereon), including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding whether or not an action is actually commenced, will be due and payable by Trustor promptly upon twenty (20) days written notice, with interest thereon at the Default Rate and will be secured by this Security Instrument.
(h)WITHOUR LIMITING THE LIABILITY OF TRUSTOR AS SET FORTH ABOVE, TRUSTOR MUST INDEMNIFY THE INDEMNIFIED PARTIES AND HOLD THEM HARMLESS FROM AND AGAINST ALL CLAIMS, INJURY, DAMAGE, LOSS AND LIABILITY (COLLECTIVELY, “CLAIMS”) OF ANY AND EVERY KIND (INCLUDING REASONABLE ATTORNEYS’ FEES AND CHARGES) TO ANY PERSONS OR PROPERTY BY REASON OF (1) THE OPERATION OR MAINTENANCE OF THE PROPERTY; OR (2) ANY OTHER ACTION OR INACTION BY, OR MATTER WHICH IS THE RESPONSIBILITY OF, TRUSTOR (BUT EXPRESSLY EXCLUDING ANY CLAIMS WHICH ARE SOLELY THE RESULT OF AN INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). As used herein, the term “Indemnified Parties” means, collectively, Administrative Agent and its affiliates, directors, officers and employees, agents and advisors.
(i)TRUSTOR MUST INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES AGAINST ALL LIABILITY, COST AND EXPENSE, INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS’ CHARGES, DISBURSEMENTS AND REASONABLE FEES, INCURRED IN CONNECTION WITH

ANY CLAIMS WHICH MAY BE ASSERTED BY ANY BROKERS OR FINDER OR SIMILAR AGENT ALLEGING TO HAVE DEALT WITH TRUSTOR IN ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. WITHOUT LIMITATION, THE INDEMNITIES CONTAINED IN SECTION 15.2(h) AND THIS SECTION 15.2(i) APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF, OR ARE CLAIMED TO BE CAUSED BY OR ARISE OUT OF, THE NEGLIGENCE (WHETHER SOLE, COMPARATIVE OR CONTRIBUTORY) OR STRICT LIABILITY OF SUCH INDEMNIFIED PERSON. HOWEVER, SUCH INDEMNITIES WILL NOT APPLY TO A PARTICULAR INDEMNIFIED PARTY TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON.
(j)The proceeds of any foreclosure sale of the Property will be distributed and applied in the following order of priority: (i) FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys’ fees and legal expenses, advertising costs, auctioneer’s fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character (not exceeding five percent (5%) of the gross proceeds of such sale), to Trustee acting under the provisions of this Security Instrument if foreclosed by power of sale as provided in said paragraph, and to the payment of the other Obligations, excluding any amounts owed to Administrative Agent or Lenders in respect of any Swap Obligations, including specifically without limitation the principal, accrued interest and attorneys’ fees due and unpaid on the Loan and the amounts due and unpaid and owed to Administrative Agent and Lenders under this Security Instrument, the order and manner of application to the items in this clause (all with interest at the rate per annum provided in the Loan Agreement) in Administrative Agent’s sole discretion; (ii) SECOND, to amounts due and payable to Administrative Agent or Lenders under any Swap Obligations; and (iii) THIRD, the remainder, if any, will be paid to Trustor, or to Trustor’s successors or assigns, or such other persons (including holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Administrative Agent is uncertain which person or persons are so entitled, Administrative Agent may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys’ fees, court costs and expenses incurred in such action will be a part of the Obligations and will be reimbursable (without limitation) from such remainder.
(k)In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Trustor agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Trustor agrees that Administrative Agent is entitled to seek a deficiency judgment from Trustor and any/or other party obligated on the Obligations equal to the difference between the amount owing on the Obligations and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Trustor expressly recognizes that this Section 15.2(k) constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Trustor and other Persons against whom recovery of deficiencies is sought (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Trustor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Trustor and/or others against whom recovery of a deficiency is sought.
(l)Alternatively, in the event the waiver provided for in Section 15.2(k) above is determined by a court of competent jurisdiction to be unenforceable, the following will be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Property will be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation will be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but not later than twelve [12] months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property will be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years’ experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.
Section 15.3 SUBSTITUTE TRUSTEE. Trustee may resign by an instrument in writing addressed to Administrative Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Administrative Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Administrative Agent deems it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Administrative Agent will have the right and is hereby authorized and empowered to appoint a successor trustee(s), or a substitute trustee(s), without other formality than appointment and designation in writing executed by Administrative Agent and the authority hereby conferred will extend to the appointment of other successor and substitute trustees successively until the Obligations have been paid in full, or until the Property is fully and finally sold hereunder. If Administrative Agent is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment will be conclusively presumed to be executed with authority and will be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property will vest in the named successor or substitute Trustee(s) and he will thereupon succeed to, and will hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to

“Trustee” are deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.
Section 15.4 NO LIABILITY OF TRUSTEE. Trustee is not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee’s negligence), except for Trustee’s gross negligence or willful misconduct. Trustee has the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee will, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee will be under no liability for interest on any moneys received by him hereunder. Trustor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, will do lawfully by virtue hereof. Trustor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties, subject to the limitations set forth in this Section 15.4. The foregoing indemnity will not terminate upon discharge of the indebtedness secured hereby or foreclosure, or release or other termination, of this Security Instrument.
Section 15.5 WAIVERS. Trustor does hereby waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, except where any such notice is expressly provided for pursuant to the terms of any Loan Documents.
Section 15.6 COLLATERAL PROTECTION INSURANCE NOTICE.

PURSUANT TO TEXAS FINANCE CODE SECTION 307.052, (A) TRUSTOR IS REQUIRED TO: (i) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT THAT ADMINISTRATIVE AGENT SPECIFIES; (ii) PURCHASE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME ADMINISTRATIVE AGENT AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) TRUSTOR MUST, IF REQUIRED BY ADMINISTRATIVE AGENT, DELIVER TO ADMINISTRATIVE AGENT A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF TRUSTOR FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B), ADMINISTRATIVE AGENT MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF TRUSTOR AT TRUSTOR’S EXPENSE.
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 15.7 ASSESSMENTS AGAINST PROPERTY. Trustor will not, without the prior written approval of Administrative Agent, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision serves as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Trustor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Administrative Agent’s express written consent, the rights of Administrative Agent in the Property pursuant to this Security Instrument or following any foreclosure of this Security Instrument, and the rights of any person or entity to whom Administrative Agent might transfer the Property following a foreclosure of this Security Instrument, will be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.
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IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Trustor as of the day and year first above written.

KBSIII 515 CONGRESS, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXVII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

Signature Page to Junior Deed of Trust

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies on ly the idenity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of Orange )

On January 9, 2020 before me, K. Godin, Notary Public (insert name and title of the officer)

personally appeard Charles J. Schreiber, Jr.
who proved to me on the baiss of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/K. Godin (Seal)

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in Travis County, Texas, more particularly described as follows:
TRACT 1 (Bank of America Land):
All of Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas.
TRACT 2 (515 Aliev Tract):
The westerly one-half of the alley adjoining Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas.
TRACT 3 (Access Easement Estate):
Easement Estate created by that certain Access Easement Agreement dated July 15, 2015, recorded under Document No. 2015113052, of the Official Public Records of Travis County, Texas, upon, over and across:
The westerly one-half of the alley adjacent to Lots 1, 2 and 3, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas; and
The easterly one-half of the alley adjacent to Lots 11 and 12, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas; and
The easterly one-half of the alley adjacent to the west 57 feet of Lots 7 and 8 and all of Lots 9 and 10, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas.